SMITH BARNY MUNI FUNDS
on behalf of the
Limited Term Portfolio (the "fund")

Supplement dated September 24, 1999
to Prospectus dated July 29, 1999

	The following revises and supersedes, as applicable, the information set forth in the Prospectus under "Principal Investment Strategies-Key Investments."

The fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years.




FD 01705





Smith Barney Muni Funds
388 Greenwich Street
New York, NY 10013

Statement of Additional
Information
July 29, 1999,
as amended September 24, 1999


	This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectuses of the Smith Barney Muni Funds (the "Trust") dated July 29, 1999, each as amended or supplemented from time to time, and should be read in conjunction with the prospectuses. Shares of Smith Barney Muni Funds are offered currently with a choice of nine portfolios: the National Portfolio, the Limited Term Portfolio, the Florida Portfolio, the
Georgia Portfolio, the New York Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio (collectively referred to as "funds" and individually as a "fund"). Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. Each fund's prospectus may be obtained free of charge from your Salomon Smith Barney Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

TABLE OF CONTENTS
Page

Investment Objective and Management Policies	2
Trustees and Officers	13
Distribution	17
Purchase of Shares	20
Redemption of Shares	25
Valuation of Shares	26
Exchange Privilege	27
Performance Data	29
The Funds	32
Voting Rights	33
Taxes		34
Additional Information	39
Financial Statements	40

Appendix A - Ratings Definitions	A-1
Appendix B - Special Considerations Relating to California Municipal
Obligations	B-1
Appendix C - Special Considerations Relating to Florida Municipal
Obligations	C-1
Appendix D - Special Considerations Relating to Georgia Municipal
Obligations	D-1
Appendix E - Special Considerations Relating to New York Municipal
Obligations	E-1
Appendix F - Special Considerations Relating to Pennsylvania Municipal
Obligations	F-1
Appendix G - Special Considerations Relating to Massachusetts Municipal
Obligations	G-1

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

	Each prospectus discusses a specific fund's investment objective and policies. The following discussion supplements the description of each fund's investment policies in its prospectus. SSBC Fund
Management, Inc. ("SSBC" or the "Manager") serves as investment manager and administrator to each fund.

	National Portfolio. The National Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The National Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - and the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the alternative minimum tax ("AMT")). The fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

	The Limited Term Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The Limited Term Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - and the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the AMT). The fund may invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

	Florida Portfolio seeks to pay its shareholders as high a level of income exempt from federal income taxes as is consistent with prudent investing, and generally selects investments that will enable its shares to be exempt from the Florida intangibles tax. The Florida Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - and the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the AMT). It is also a fundamental policy that under normal market conditions the fund will invest at least 65% of its net assets in municipal obligations issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other municipal obligations which are exempt from Florida intangibles tax. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

	Georgia Portfolio seeks to provide as high a level of income exempt from federal income taxes and from Georgia personal income taxes as is consistent with prudent investing. The Georgia Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - and the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the AMT). It is also a fundamental policy that, under normal market conditions, the fund will invest at least 65% of its total assets in municipal obligations, the interest on which is also exempt from the personal income taxes of the State of Georgia in the opinion of bond counsel to issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

	New York Portfolio seeks to provide as high a level of income exempt from federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing. The New York Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the AMT) and not less than 65% of its total assets in municipal obligations the interest on which is also exempt from personal income taxes of New York State in the opinion of bond counsel to issuers. The fund may invest up to 20% of its total assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

	Pennsylvania Portfolio seeks to pay its shareholders as high a level of income exempt from both federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Pennsylvania Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets - and the fund will invest not less than 80% of its total assets - in municipal obligations the interest on which is exempt from federal income taxes (other than the AMT). It is also a fundamental policy that under normal market conditions, the fund will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel to the issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

	California Money Market Portfolio seeks to provide income exempt from federal income taxes and from California personal income taxes from a fund of high quality short-term municipal obligations selected for liquidity and stability. The California Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its total assets will be invested in securities that produce income that is exempt from federal income taxes (other than the AMT) and from California personal income taxes in the opinion of bond counsel for the various issuers.

	New York Money Market Portfolio seeks to provide its shareholders with income exempt from both federal income taxes and New York State and New York City personal income taxes from a fund of high quality short-term New York municipal obligations selected for liquidity and stability. The New York Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its total assets will be invested in securities that produce income that is exempt from federal income taxes (other than the AMT) and from New York State and City personal income taxes in the opinion of bond counsel for the various issuers.

Massachusetts Money Market Portfolio seeks to provide income exempt from federal income taxes and from Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The Massachusetts Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its total assets will be invested in securities that produce income that is exempt from federal income taxes (other than the alternative minimum tax) and from Massachusetts personal income taxes in the opinion of bond counsel for the various issuers.

	Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

	The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each fund's municipal obligations are revenue bonds.

	For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code (the "Code").

	The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.
The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the municipal obligations that they undertake to rate.
It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

	Each fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

	Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in each of the fund's portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

	Municipal obligations also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

	Ratings. Municipal bonds purchased for the fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios ) must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of a fund's municipal bonds must be rated within the three highest ratings categories by NRSRO. Investment-grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of assets of a fund may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the manager, it is believed that such securities are at least of comparable quality to those securities in which the fund may invest. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After a fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

	Each fund's (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the manager to be comparable).

	Short-Term Instruments. Among the types of short-term instruments in which each fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only; if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

	Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. Each fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

Limited Term Portfolio. The Limited Term Portfolio tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of between 3 and 10 years. It measures the "average" maturity of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings.

	The "effective" maturity of a security is not always the same as the stated maturity date. A number of factors may cause the "effective" maturity to be shorter than the stated maturity. For example, a bond's effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity as a result of differences between its coupon interest rate and current market interest rates, whether the bond is callable (that means the issuer can pay off the bond prior to its stated maturity), the rate of accretion of discounts on the bond, and other factors such as mandatory put provisions and scheduled sinking fund payments. When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates.

	Money Market Instruments. The California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market
Portfolio each operate as a money market fund, and utilize certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, none of the funds will purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average fund maturity in excess of 90 days.

	The California Money Market, New York Money Market and Massachusetts Money Market Portfolios' investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the SEC are S&P, Moody's, Duff and Phelps Inc., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch.

	The California Money Market, New York Money Market and Massachusetts Money Market funds may each invest up to 20% of the value of their assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There a are currently three principal types of derivative structures: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterpart who agrees to pay a floating municipal money market interest rate:; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

	Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to take a contrary position, there is a risk that the interest paid on such derivative products would be deemed taxable.

	The funds intend to limit the risk of derivative products by purchasing only those derivative products that are consistent with the funds' investment objective and policies. The funds will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of a fund will not materially alter its risk profile and will be fully representative of the fund's maturity guidelines.

	Stand-By Commitments. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may acquire "stand-by commitments" with respect to municipal obligations held in their respective funds. Under a stand-by commitment a dealer agrees to purchase, at the fund's option, specified municipal obligations at a specified price. The funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Because a fund invests in securities backed by banks and other financial institutions, change in the credit quality of these institutions could cause losses to the fund and affect its share price. The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

	Other Factors to be Considered. The California Money Market, New York Money Market and Massachusetts Money Market Portfolios anticipate being as fully invested as practicable in tax-exempt securities. The funds may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of fund securities or in anticipation of redemptions.
However, the funds generally expect to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the funds' net assets be invested in taxable investments except when the manager has determined that market conditions warrant a fund adopting a temporary defensive investment posture. To the extent a fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve a fund's investment objective.

	From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the funds and the value of a fund's investments would be affected.
The fund's Board of Directors would then reevaluate the fund's investment objective and policies.

	Municipal Bond Index Futures Contracts. The funds (except California Money Market, New York Money Market and Massachusetts Money Market Funds) may each invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by each fund as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of the fund's net assets would be hedged or the amount of margin deposits on the fund's existing futures contracts would not exceed 5% on the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect a fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

	There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

	Although a fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

	If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

	When a fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or in the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of a fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

	Municipal Leases. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest without limit in "municipal leases," which generally are participations in intermediate-and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
(e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

	Special Considerations Relating to California Municipal
Securities. See Appendix B for a discussion of the considerations relating to California Municipal Securities.

	Special Considerations Relating to Florida Municipal Securities. See Appendix C for a discussion of the considerations relating to Florida Municipal Securities.

	Special Considerations Relating to Georgia Municipal Securities. See Appendix D for a discussion of the considerations relating to Georgia Municipal Securities.

	Special Considerations Relating to New York Municipal Securities. See Appendix E for a discussion of the considerations relating to New York Municipal Securities.

	Special Considerations Relating to Pennsylvania Municipal
Securities. See Appendix F for a discussion of the considerations relating to Pennsylvania Municipal Securities.

	Special Considerations Relating to Massachusetts Municipal
Securities.   See Appendix G for a discussion of the considerations
relating to Massachusetts Municipal Securities.

	Private Activity Bonds. Each fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

	Zero Coupon of Deferred Interest Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

	Current federal income tax laws may require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute income accrued with respect to zero coupon or deferred interest securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

	When-Issued Securities. Each fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

	Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

	When a fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

	Short-Term Trading. Fund transactions will be undertaken principally to accomplish each fund's objective in relation to anticipated movements in the general level of interest rates, but each fund may also engage in short-term trading consistent with its objective.

	Short-term Borrowing. The funds may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of fund securities transactions.

	Non-diversified status. The Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio are each classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the funds are not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code", which will relieve each fund of any liability for federal income tax and California and New York state, respectively, franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the funds will limit their investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and
(b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The funds' assumption of large positions in the obligations of a small number of issuers may cause a fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

	Illiquid Securities. Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market. The New York Money Market, California Money Market and Massachusetts Money Market Portfolios will not invest more than 10% of the value of their total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

	Portfolio Turnover. Each fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

Investment Restrictions

	Each of the funds is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder (see "Voting"). The funds are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All funds. Without the approval of a majority of its outstanding voting securities, no fund may:

1.	Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its fund securities, to the fullest extent permitted under the 1940 Act.

5.	Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of fund securities.

6.	Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

Additional fundamental Policies. Without the approval of a majority of its outstanding voting securities, neither the National Portfolio nor the Limited Term Portfolio may:

1.	Invest in a manner that would cause the fund to fail to be a
"diversified company" under the Act and the rules, regulations and orders thereunder.

Nonfundamental Policies.  As a nonfundamental policy, no fund may:

1.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.	Write or purchase put, call, straddle or spread options.

4.	Invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operations (including that of predecessors).

5.	Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

Additional Nonfundamental Policies.  As a nonfundamental policy,

1.	Neither the National Portfolio nor the New York Portfolio may
invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

	All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.


TRUSTEES AND OFFICERS

	Set forth below is a list of each Trustee and executive officer of the fund, including a description of principal occupation during the last 5 years, age and address of each such person. All officers of the fund have their business address at 388 Greenwich Street, New York, NY 10013.

LEE ABRAHAM, Trustee (Age 71).
Retired; formerly Chairman and Chief Executive Officer of Associated Merchandising Corporation, a major retail merchandising and sourcing organization; His address is 106 Barnes Road, Stamford, Connecticut 06902.

ALLAN J. BLOOSTEIN, Trustee (Age 69).
President of Allan J. Bloostein Associates, a consulting firm; Director of CVS Corporation, a drug store chain, and Taubman Centers Inc., a real estate development company; Retired Vice Chairman and Director of The May Department Stores Company; His address is 27 West 67th Street, New York, New York 10023.

JANE DASHER, Trustee (Age 49).
Investment Officer of Korsant Partners, a family investment company; Prior to 1997, an Independent Financial Consultant; From 1975 to 1987 held various positions with Philip Morris Companies, Inc. including Director of Financial Services, Treasurers Department.

DONALD R. FOLEY, Trustee (Age 76).
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Formerly Vice President of Edwin Bird Wilson, Incorporated (advertising).

RICHARD E. HANSON, Jr., Trustee (Age 57).
Head of School, New Atlanta Jewish Community High School, Atlanta, Georgia, since September 1996; formerly Headmaster, The Peck School, Morristown, New Jersey; prior to July 1, 1994, Headmaster, Lawrence County Day School-Woodmere Academy, Woodmere, New York; His address is 58 Ivy Chase, Atlanta, GA 30342.

PAUL HARDIN, Trustee (Age 68).
Professor of Law at University of North Carolina at Chapel Hill, 12083 Morehead, Chapel Hill, North Carolina 27514. Director of The Summit Bancorporation. Formerly, Chancellor of the University of North
Carolina at Chapel Hill.

*HEATH B. MCLENDON, Chairman of the Board, President and Chief
Executive Officer (Age 66).
Managing Director of Salomon Smith Barney; Trustee or Director of 64 investment companies affiliated with Citigroup, Inc.; President of SSBC and Travelers Investment Advisors ("TIA"); former Chairman of Smith Barney Strategy Advisors Inc.

RODERICK C. RASMUSSEN, Trustee (Age 73).
Investment Counselor, 9 Cadence Court, Morristown, NJ 07960. Formerly, Vice President of Dresdner and Company Inc. (investment counselors).

JOHN P. TOOLAN, Trustee (Age 68).
Retired, 13 Chadwell Place, Morristown, New Jersey, 07960. Trustee or director of ten investment companies associated with Smith Barney. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney.

LEWIS E. DAIDONE, Senior Vice President and Treasurer (Age 41).
Managing Director of Salomon Smith Barney; Senior Vice President and Treasurer of 59 investment companies affiliated with Citigroup, and Director and Senior Vice President of the manager and TIA.

PETER M. COFFEY, Vice President and Investment Officer  (Age 55).
Managing Director of Salomon Smith Barney; Vice President of the
Manager and of five investment companies associated with Salomon Smith
Barney.

JOSEPH DEANE, Vice President and Investment Officer (Age 50).
Managing Director of Salomon Smith Barney and Investment Officer of SSBC; prior to July 1993, Senior Vice President and Managing Director of Shearson Lehman Advisors.

JOSEPH BENEVENTO, Vice President and Investment Officer (Age 30).
Vice President of Smith Barney and Vice President of the fund and four investment companies associated with Salomon Smith Barney.

PAUL A. BROOK, Controller (Age 45).
Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies affiliated with Citigroup since 1998; Prior to 1998 Managing Director of AMT Capital Services Inc.; Prior to 1997, Partner with Ernst & Young LLP.

IRVING DAVID, Controller (California Money Market, New York Money Market and Massachusetts Money Market portfolios) (Age 37).
Director of Salomon Smith Barney. Controller or Assistant Treasurer of 43 investment companies affiliated with Citigroup. Prior to March, 1994, Assistant Treasurer of First Investment Management Company.

CHRISTINA T. SYDOR, Secretary (Age 48).
Managing Director of Salomon Smith Barney and Secretary of 59 investment companies affiliated with Salomon Smith Barney; Secretary and General Counsel of the Manager and TIA.

*Designates a Trustee that is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"). Such persons compensated by Smith Barney and are not separately compensated by the fund for serving as a fund officer or Trustee.

	The following table shows the compensation paid by the fund to each person who was a Trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested Trustees of the fund are compensated by Salomon Smith Barney.

COMPENSATION TABLE






Name of Person

Aggregate
Compensation
from Fund
For Fiscal
Year
Ended
03/31/99
Pension or
Retirement
Benefits
Accrued as
part of
Fund
Expenses
Total
Compensation
from Fund
Complex for
Calendar Year
Ended 12/31/98
Number of
Funds for
Which Person
Serves within
Fund Complex
as of
07/29/99
Lee Abraham+
$0
$0
$47,750
11
Allan J.
Bloostein+
0
0
90,500
18
Jane F. Dasher+
0
0
0
11
Donald R. Foley++
7,704
0
57,100
12
Richard E. Hanson+
N/A
0
47,950
11
Paul Hardin
6,704
0
71,400
14
Heath B. McLendon*
0
0
0
64
Roderick C.
Rasmussen
7,624
0
57,100
12
John P. Toolan++
6,004
0
54,700
12
_________________________

*	Designates a person that is an "interested Trustee" of the Trust.

+	Elected as of April 19, 1999, therefore no compensation was paid by the Trust through March 31, 1999.

++	Pursuant to a deferred compensation plan, the indicated persons elected to defer payment of the following amounts of their compensation from the Trust: Donald R. Foley - $1,225, and John
P. Toolan - $6,004, and the following amounts of their compensation from the fund Complex: Donald R. Foley: $21,000, and John P. Toolan: $54,700. During the Trust's most recent fiscal year ended December 31, 1998, the estate of a deceased director was paid his previously deferred compensation, which totaled $27,729 from the Trust and $171,148 from the Fund
Complex.

	Upon attainment of age 72 the fund's current Trustees may elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's Trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus
Trustees by the Trust was $2562.

	On July 16, 1999, the Trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund of the Trust.

Investment Manager and Administrator

	SSBC Fund Management, Inc. serves as investment manager to each of the funds pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under the Advisory Agreement are described in the prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").

	The Advisory Agreement for the National Portfolio, the Georgia Portfolio and Pennsylvania Portfolio provides for a management fee at the annual rate of 0.45% of the fund's average net assets. The management fee for the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio is an annual rate of 0.50% of the fund's average net assets.

	At a Meeting of Shareholders of the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio held on December 15, 1995, the shareholders of each of these funds approved a new Management Agreement that increases the effective management fee paid by Smith Barney Muni funds on behalf of each of these funds from 0.45% to 0.50% of each of these funds' average daily net assets.

	The Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of a management fee at an annual rate based on each Money Market fund's average daily net assets in accordance with the following schedule:

		0.50% on the first $2.5 billion of net assets;
		0.475% on the next $2.5 billion; and
		0.45% on net assets in excess of $5 billion.

	Based on the current asset levels of each Money Market Portfolio, the effective rate of the management fee for each of the money market funds is 0.50%.

	For the fiscal years ended March 31, 1999, 1998 and 1997, the management fee paid by each fund was as follows:

PORTFOLIO

1999

1998

1997





National
$1,976,56
2
$1,754,11
6
$1,780,78
8
Limited Term
1,625,157
1,416,637
1,495,020
New York
3,811,463
3,734,185
3,682,923
Florida
1,109,500
974,400
876,101
California Money
9,619,316
7,817,640
6,706,574
New York Money
6,110,859
5,154,859
4,554,023
Georgia (a)
200,616
35,458
6,917
Pennsylvania (b)
235,522
13,969
--
Massachusetts Money
(c)
--
--
--

(a)	The manager waived its management fee in excess of 0.42% of the portfolio's average daily net assets for the fiscal year ended
March 31, 1997 and in excess of 0.33% of the portfolio's average daily net assets for the fiscal year ended March 31, 1998.
(b) The manager waived its entire management fee with respect to the Pennsylvania Portfolio for the fiscal year March 31, 1997 and its management fee in excess of 0.33% of the portfolio's average daily net assets for the fiscal year ended March 31, 1998.
(c) Massachusetts Money Market Portfolio will commence operations on or about July 29, 1999, and, as such, has not yet incurred any fees.

	The Advisory Agreements further provide that all other expenses not specifically assumed by the manager under the Advisory Agreement on behalf of each fund are borne by the fund. Expenses payable by the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing fund valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each portfolio of the fund, including but not limited to the management fee, are charged to that fund, and general trust expenses are allocated among the funds on the basis of relative net assets.

	The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following funds, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such fund's average net assets for that fiscal year:

National
0.65%
Limited Term
0.70%
New York
0.70%
Florida
0.70%
California Money Market
0.70%
New York Money Market
0.70%
Georgia
0.65%
Pennsylvania
0.65%
Massachusetts Money Market
0.70%

	The foregoing expense limitations may be terminated at any time by the manager by notification to existing shareholders and by supplementing the relevant fund's then-current prospectus and/or SAI.

DISTRIBUTION

	Distributor. CFBDS, Inc., located at 20 Milk Street, Boston, MA 02109-5408, serves as the funds' distributor on a best efforts basis pursuant to a distribution agreement dated October 8, 1998 (the "Distribution Agreement"), which was approved by the funds' board of directors. Prior to the merger of Travelers Group, Inc. and Citicorp on October 8, 1998, Salomon Smith Barney served as the funds' distributor.

	The Trust, on behalf of each fund, has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act under which a service fee is paid by each class of shares (other than Class Y shares) of each fund to Salomon Smith Barney in connection with shareholder service expenses. The service fee is equal to 0.15% of the average daily net assets of each class (the service fee payable by the Class A shares of the California Money Market, New York Money Market and Massachusetts Money Market funds is 0.10%). In addition, each fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares (except California Money Market Fund, New York Money Market Fund and Massachusetts Money Market Fund which do not offer
Class B or L shares and Limited Term Portfolio which does not offer
Class B shares), calculated at the annual rates of 0.50% and 0.55%, respectively, of the value of the fund's average daily net assets attributable to those classes primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.
	For the year ended March 31, 1999, the table below represents the fees which have been accrued and/or paid to Salomon Smith Barney pursuant to Rule 12b-1 for each of the fund's portfolios:

PORTFOLIO

Class A

Class B

Class L

Class Y

Total

California Money Market
$1,923,0
54
N/A
N/A
--
$1,923,0
54
National
$589,735
$187,451
$120,685
--
$897,871
Limited Term
$416,073
N/A
$123,673
--
$539,746
Florida
$224,280
$402,601
$73,089
--
$699,970
Georgia
$39,910
$80,270
$39,376
--
$159,556
New York
$833,391
$1,255,9
53
$94,326
--
$2,183,6
70
New York Money Market
$1,221,7
04
N/A
N/A
--
$1,221,7
04
Pennsylvania
$31,495
$144,134
$64,169
--
$239,798
Massachusetts Money
Market*
--
--
--
--
--
*Massachusetts Money Market Portfolio will commence operations on or about July 29, 1999, and as such has not yet incurred any fees.

Commissions on Class A Shares. For the 1997 and 1998 fiscal years, the aggregate dollar amount of commissions on Class A shares, all of which were paid to Salomon Smith Barney, is as follows:


Class A

Name of Fund
Fiscal Year
Ended
03/31/97
Fiscal Year
Ended 03/31/98

California Money Market
n/a
n/a

National
$236,000
$345,000

Limited Term
$300,000
$315,000

Florida
$161,000
$319,000

Georgia
$76,000
$75,000

New York
$348,000
$489,000

New York Money Market
n/a
n/a

Pennsylvania
$52,000
$40,000




For the period April 1, 1998 through October 7, 1998 and for the period October 8, 1998 through March 31, 1999, the aggregate dollar amounts of commissions on Class A shares, are as follows:


Class A

Name of Fund
04/01/98
through
10/07/98*
10/08/98
through
03/31/99**

California Money Market
n/a
n/a

National
$336,000
$355,000

Limited Term
$294,000
$573,000

Florida
$201,000
$268,000

Georgia
$77,000
$91,000

New York
$268,000
$350,000

New York Money Market
n/a
n/a

Pennsylvania
$75,000
$132,000


*The entire amount was paid to Salomon Smith Barney.

** The following amounts were paid to Salomon Smith Barney: $319,500, $515,700, $241,200, $81,900, $315,000, and $118,800, for the National,
Limited Term, Florida, Georgia, New York, and Pennsylvania Portfolios.

Commissions on Class L Shares. For the period June 12, 1998 through October 7, 1998 and for the period October 8, 1998 through March 31, 1999, the aggregate dollar amounts of commissions on Class L shares are as follows:



Class L
(On June 12, 1998, Class C
shares were renamed Class L
shares)

Name of Fund
06/12/98
through
10/07/98*
10/08/98
through
03/31/99**

California Money Market
n/a
n/a

National
$18,000
$6,000

Limited Term
$26,000
$91,000

Florida
$9,000
$14,000

Georgia
$7,000
$13,000

New York
$17,000
$48,000

New York Money Market
n/a
n/a

Pennsylvania
$6,000
$9,000


*	The entire amount was paid to Salomon Smith Barney.

**	The following amounts were paid to Salomon Smith Barney:  $5,400,
$81,900, $12,600, $11,700, $43,200 and $8,100 for the National, Limited
Term, Florida, Georgia, New York, and Pennsylvania Portfolios, respectively.

	As set forth in the prospectuses, a contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B and Class L shares. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. See "Deferred Sales Charge Provisions" below.

Custodian

	All fund securities and cash owned by the funds will be held in the custody of PNC Bank, National Association, 17th and Chestnut
Streets, Philadelphia, Pennsylvania  19103.

Auditors

	KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors to examine and report on the funds' financial statements for the fiscal year ending March 31, 2000.

PURCHASE OF SHARES

	The National Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio each offer four classes ("Classes") of shares:
Class A, Class B, Class L and Class Y. The Limited Term Portfolio offers three classes of shares: Class A, Class L and Class Y. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a Contingent Deferred Sales Charge ("CDSC") payable upon certain redemption's. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a CDSC. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. The California Money Market Portfolio, the New York Money Market Portfolio, and the Massachusetts Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

	The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares of each fund except California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as
a %
Of Transaction

Sales Charge as
a %
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
4.00%
4.17%
3.60%
$ 25,000 - 49,999
3.50
3.63
3.15
50,000 - 99,999
3.00
3.09
2.70
100,000 - 249,999
2.50
2.56
2.25
250,000 - 499,999
1.50
1.52
1.35
500,000 and over
*
*
*

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors purchasing through certain Dealer Representatives, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data Investor Services Group, Inc. ("First Data" or "transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. A fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First Data.

Purchase orders received by a fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or First Data. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge;
(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) purchases by a separate account used to fund certain unregistered variable annuity contracts; (g) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (h) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or First Data for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


Year Since Purchase Payment Was
Made

Deferred sales charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

	The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

	If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

	If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon
Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances.
Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.


Distributions in Kind

	If the Board of Trustees of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

	An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a CDSC). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or their Financial Consultant, the Introducing Broker or dealer in the selling group. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.





VALUATION OF SHARES

	The prospectus states that the net asset value of each fund's Classes of shares will be determined on any date that the New York Stock Exchange ("NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	The California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio use the "amortized cost method" for valuing fund securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of a fund's securities (including any securities held in the separate account maintained for when-issued securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each fund's securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in a fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its fund securities.
For example, if the use of amortized cost resulted in a lower (higher) aggregate fund value on a particular day, a prospective investor in a fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stable price, including maintaining a maximum dollar-weighted average fund maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of only 13 months or less and investing in only United States dollar-denominated instruments determined by the fund's Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these fund's price per share to change from $1.00.

	An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO;
(c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.

EXCHANGE PRIVILEGE

	Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:



Florida, Georgia, New York, Pennsylvania and National Portfolios.

	A.	Class A and Class Y shareholders of the fund who wish to
exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

	B.	Class B shares of the fund exchanged for Class B shares of
another fund will be subject to the higher applicable CDSC of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

	C.	Upon exchange, the new Class L shares will be deemed to
have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Limited Term Portfolio.

	A.	Class A and Class Y shareholders of the fund who wish to
exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

	B.	Upon exchange, the new Class L shares will be deemed to
have been purchased on the same date as the Class L shares of the fund that have been exchanged.

California Money Market, New York Money Market and Massachusetts Money Market Portfolios.

	A.	Class A shares of the fund will be subject to the
appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

	B.	Class Y shareholders of the fund who wish to exchange all
or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

	The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.
Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

	Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, each fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or
(b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Additional Information Regarding Telephone Redemption and Exchange
Program.

	Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

PERFORMANCE DATA

	From time to time, in advertisements and other types of sales literature, each fund may compare its performance to that of other mutual funds with similar investment objectives, to appropriate indices or rankings such as those compiled by Lipper Analytical Services, Inc. or to other financial alternatives.

	Each fund, other than the California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio, computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

	Each fund's average annual total return with respect to its Class A shares for the one-year period, five- and ten-year periods, if any, and for the life of the fund ended March 31, 1999 is as follows:

Average Annual Total Return

PORTFOLIO

1-Year

5-Years

10-Years

Life of
Fund

Inception
Date







National
1.28%
6.61%
7.98%
7.65%
8/20/86
Limited
Term
3.16%
5.69%
6.69%
6.58%
11/28/88
New York
1.28%
6.67%
8.00%
7.15%
1/16/87
Florida
1.36%
6.63%
N/A
7.30%
4/2/91
Georgia
1.39%
N/A
N/A
7.36%
4/4/94
Pennsylvani
a
1.42%
N/A
N/A
7.52%
4/4/94






	Each fund's average annual total return with respect to its Class B shares for the one-year period and for the life of the fund ended
March 31, 1999 is as follows:

PORTFOLIO

1-Year

Life of
Fund

Inception
Date





National
0.48%
8.72%
11/7/94
New York
0.59%
8.74%
11/11/9
4
Florida
0.53%
8.85%
11/16/9
4
Georgia
0.50%
7.22%
6/15/94
Pennsylvani
a
0.60%
7.27%
6/20/94

	Each fund's average annual total return with respect to its Class L shares for a one-year period, five-year period, if any, and for the life of the fund's Class L shares through March 31, 1999 is as follows:

PORTFOLIO

1-Year

5-Years

Life of
Fund

Inception
Date






National
2.78%
6.63%
6.34%
1/5/93
Limited
Term
2.97%
5.66%
5.41%
1/5/93
New York
2.93%
6.70%
6.35%
1/8/93
Florida
2.82%
6.64%
6.31%
1/5/93
Georgia
2.94%
N/A
7.34%
4/14/94
Pennsylvani
a
2.96%
N/A
7.58%
4/5/94

	Each fund's average annual total return with respect to its Class Y shares for the life of the fund's Class Y shares through March 31, 1999 is as follows:

PORTFOLIO

Life of
Fund

Inception
Date




Limited
Term
1.46%
11/12/98

	Each fund's yield, other than for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio, is computed by dividing the net investment income per share earned during a specified 30-day period ending at month end by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the fund; income from short-term obligations is based on the current payment rate. Yield information may be accompanied with information on tax equivalent yield computed in the same manner, with adjustment for assumed Federal income tax rates. No taxable instruments are presently held by any of the funds.

	Each fund's distribution rate, other than those of the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio, is calculated by analyzing the latest income distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield which will be computed in accordance with applicable regulations. A fund may quote its distribution rate together with the above-described standard total return and yield information in its supplemental sales literature. The use of such distribution rates would be subject to an appropriate explanation of, among other matters, how the components of the distribution rate differ from the above described yield.

	California Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1999 was 2.32% (the effective yield was 2.34%) with an average dollar-weighted fund maturity of 42 days; the New York Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1999 was 2.34% (the effective yield was 2.37%) with an average dollar-weighted fund maturity of 49 days; the Massachusetts Money Market Portfolio has not yet commenced operations. From time to time the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio may advertise their yields, effective yields and taxable equivalent yields. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each fund refers to the net investment income generated by an investment in each fund over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of each fund.

	Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.


THE FUNDS

	The interest of a shareholder is in the assets and earnings of the fund in which he or she holds shares. The Board of Trustees has authorized the issuance of shares in separate series, each representing shares in one of the separate funds. Pursuant to such authority, the Board may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Trustees at the time such funds were established and may differ from those set forth in the prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Trust, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

	The Declaration of Trust may be amended only by a "majority shareholder vote" as defined therein, except for certain amendments that may be made by the Board of Trustees. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to an entity organized as a corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

	Special counsel for the Trust is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions; (b) tort claims; (c) contract claims where the provision referred to is omitted from the undertaking; (c) claims for taxes; and (d) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust; however, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Board of Trustees intends to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

	The Declaration of Trust further provides that no Trustee, officer or employee of the Trust is liable to the Trust or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Trust. It also provides that all third persons shall look solely to the Trust property or the property of the appropriate portfolio of the Trust for satisfaction of claims arising in connection with the affairs of the Trust or a particular portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Trust.

	The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.


VOTING RIGHTS

	The Board of Trustees has the power to alter the number and the terms of office of the Trustees, and may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and fill vacancies, provided that in accordance with the 1940 Act, (i) a shareholder meeting to elect Trustees must promptly be called if at any time at least a majority of the Trustees have not been elected by the shareholders of the Trust, and (ii) at least 2/3 of the Trustees must have been so elected upon the filing of any vacancy by the board without a shareholder vote. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class L and Class Y shares of a portfolio of the Trust, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund's Management Agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds. As of July 17, 1999 the following shareholders beneficially owned 5% or more of a class of shares of a portfolio of the Trust:

Limited Term Portfolio Class Y			% of shares

Robert E. Kelly and 				75.1092%
Maria W. Kelly Ten in Com
6918 75th Street SW
Tacoma, WA 98498

Randolph McCormick, Sr.			24.8907%
156 Choctan Road
Sunset, LA 70584

Florida Portfolio Class A

Joseph W. Hamilton Jr. 				5.8306%
2540 Woodward Way
Atlanta, GA 30305

Georgia Portfolio Class L

Richard D. Bryant, Bruce Bryant,		5.2697%
Christy B. Weaver, Executors
Estate of Jean P. Bryant
PO Box 226
Macon, GA 31202


Pennsylvania Portfolio Class A

Vernon F. Alibert and				9.0558%
Delores V. Alibert JTWROS
1420 Conchester Highway
Boothwyn, PA 19861

Thomas Samph and 				7.5658%
Alison Samph JTWROS
Blue Bell CC
102 Muirfield Drive
Blue Bell, PA 19422

Abraham L Morris				6.0841%
906 Frog Hollow Terrace
Rydal, PA 19046

Bernard Spain					5.5553%
1700 Tomlinson Road
Philadelphia, PA 19116

Idlewild Farm Associates			5.0390%
C/o Jerry A. & Carol L. Shields
Idlewild Farm
617 Williamson Road
Bryn Mawr, PA 19010

California Money Market Portfolio Class Y

Richard J. Connolly TTEE			100.00%
Fbo The Richard J. Connolly
Trust u/d/t 12/01/82
15937-A Alta Vista Drive
La Miranda, CA 90638

TAXES

		The following is a summary of certain material tax considerations affecting each fund and its shareholders. Please refer to the applicable prospectus for further discussion. In addition to the considerations described below and in the applicable prospectus, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, shareholders and prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

	Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. On March 31, 1999, the unused capital loss carryovers, by fund, were approximately as follows:
Limited Term portfolio, $2,013,000; California Money Market portfolio, $1,000, New York Money Market portfolio, $96,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO
March
31,





(in thousands)
2000
2001
2002
2003
2004
2005
2006
Limited Term
-
-
-
$273
$1,740
--
--
CA Money
--
--
--
--
--
--
$1
NY Money
$96
-
-
-
--
--
--

	As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of "exempt-interest dividends," which is excluded from gross income for Federal income tax purposes and, except for the Limited Term Portfolio and the National Portfolio, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

	Each fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. Provided that a fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the fund will not be liable for Federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Any such taxes paid by a fund would reduce the amount of income and gains available for distribution to shareholders.

	Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund is not deductible for Federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a fund that represents income derived from private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by the bonds, or a "related person" of the substantial user. Moreover, some or all of a fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund's dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal and California "excess net passive income" tax liability of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal or California "excess net passive income" tax.

As a general rule, a fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Shareholders of each fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a fund's prior taxable year as to the Federal income tax status of certain dividends or distributions which were received from the fund during the fund's prior taxable year.

		Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains ("capital gain dividends") are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If such fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, such fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

		Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by any fund will qualify for the corporate dividends-received deduction. Certain distributions paid in January may be treated as if received on December 31 for federal income tax purposes. Each fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

		Some of the funds may invest in exchange-traded municipal bond index futures contracts. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a fund and, accordingly, will affect the amount of capital gains distributed to the fund's shareholders. For federal income tax purposes, gain or loss on these futures contracts
(referred to herein as "section 1256 contracts") is taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, these instruments are treated as if sold at a fund's fiscal year end for their fair market value. As a result, the fund may be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Marking-to-market and the application of this 60/40 rule to all recognized gains and losses on section 1256 contracts generally will affect the amount and timing of capital gains or losses of a fund and of distributions taxable to a shareholder. Moreover, if a fund invests in both section 1256 contracts and offsetting positions to such contracts, which together constitute a straddle, then the fund may be required to defer certain realized losses.

		A shareholder's gain or loss, if any, on the disposition of shares of a fund that are held as capital assets (whether by redemption, sale or exchange) generally will be a long-term or short-term capital gain or loss depending on whether the shares had been held for tax purposes for more than one year, or one year or less, respectively. If a shareholder receives a capital gain dividend with respect to any share and redeems or otherwise sells the share before it has been held by the shareholder for more than six months, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or other disposition of such share will be treated as long-term capital loss to the extent of the capital gain dividend.

		If a shareholder incurs a sales charge when acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares will be treated as incurred with respect to the second acquisition and, as a general rule, will increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

		Investors considering buying shares of a fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

		Each fund may be required to withhold (as "backup withholding") 31% of all taxable dividends, capital gain distributions, and (except for California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio) the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the fund with their correct taxpayer identification number (social security or employer identification number) and any required certifications. Withhholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax returns.

	From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of a fund to pay "exempt interest" dividends could be adversely affected and the fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.

State Tax Information

California State Taxes California shareholders will not be subject to California state personal income tax on dividends they receive from the California Money Market Portfolio to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the Portfolio's taxable year, at least 50% of the Portfolio's total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.


Florida Taxes Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the Florida Portfolio will not be subject to any Florida state income tax on distributions received from the Florida Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida Portfolio seeks generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and attempts to ensure that all of its assets held on the annual assessment date are exempt from this tax. Additionally, the Florida Department of Revenue has ruled that, if on the annual assessment date of any year the Florida Portfolio consists solely of such exempt assets, then the Florida Portfolio's shares will be exempt from the Florida intangibles tax. The Florida Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether the value of Florida Portfolio shares held is exempt from the Florida intangibles tax.

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Florida Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

The foregoing is only a brief summary of the tax considerations generally affecting the Florida Portfolio and its shareholders who are Florida residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


Georgia Taxes Exempt-interest dividends and distributions by the Georgia Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the State of George income tax. Dividends or other distributions by the Georgia Portfolio which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, will be subject to the State of Georgia income tax at the applicable rate.

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Georgia Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

The foregoing is only a brief summary of the tax considerations generally affecting the Georgia Portfolio and its shareholders who are Georgia residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

New York State and City Taxes New York resident shareholders of the New York Portfolio or the New York Money Market Portfolio will not be subject to New York State and City personal income tax on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain Federal obligations the interest on which is considered exempt for New York State and City purposes. The New York Money Market Portfolio is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Portfolio, the New York Money Market Portfolio and their shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxes Exempt-interest dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Pennsylvania Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.

The foregoing is only a brief summary of some of the tax considerations generally affecting the Pennsylvania Portfolio and its shareholders who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


ADDITIONAL INFORMATION

	The Trust, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in separate funds. The assets of each fund are segregated and separately managed. Each share of a fund represents an equal proportionate interest in the net assets of that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Board of Trustees. Shareholders are entitled to one vote for each share held and will vote by individual fund except as otherwise permitted by the 1940 Act. It is the intention of the Trust not to hold annual meetings of shareholders.
The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Trust will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under "Redemption of Shares."

	The Trust sends to each of its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce each fund's printing and mailing costs, each fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the Transfer Agent.

	PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of each fund. Under the custody agreement with the trust, PNC holds each fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of each fund are held under bank custodianship in compliance with the 1940 Act.

	First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Transfer Agent of each fund. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for certain out-of-pocket expenses.

FINANCIAL STATEMENTS

The funds' financial information will be incorporated by reference to the funds' Annual Reports to Shareholders for the fiscal year ended March 31, 1999 which will be subsequently filed in a post-effective amendment to this registration statement.


APPENDIX A

Ratings of Municipal Bonds, Notes and Commercial Paper

Moody's Investors Service, Inc.  ("Moody's"):

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


Fitch/IBCA, Inc.:

AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Description of State and Local Government Note Ratings

Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk-- long-term secular trends for example-- may be less important over the short run.

Moody's Investors Service, Inc.:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

MIG/VMIG 1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
Standard & Poor's Ratings Group:

SP-1 - Very strong or strong capacity to pay principal interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Fitch/IBCA, Inc.:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.:

Prime-1 - Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's Ratings Group:

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.



Appendices B-G - Special Note:

The following information (set forth in Appendices B-G) is a summary of special factors available at the time of the preparation of this SAI affecting municipal obligations for state-specific portfolios (California, New York and Massachusetts Money Markets, Florida, Georgia, New York and Pennsylvania Portfolios). For any such state, the summary does not purport to be a complete description and is based on information from official statements and other public information relating to securities offerings, finances and bond ratings of issuers within the state. The manager has not independently verified any such information. The respective states typically indicate that budgetary information is based on estimates and projections of revenues and expenditures for a fiscal year and must not be construed as statements of fact; estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state and the nation, and that there can be no assurance that the estimates will be achieved. Generally, NRSROs base their ratings on information and materials furnished to the agencies and on investigations, studies and assumptions by the rating agencies at a particular point in time. There is no assurance that any such rating remains in effect for a given period of time or that it will not be lowered or withdrawn entirely if, in the judgment of the NRSRO originally establishing the rating, circumstances so warrant. Any such change or withdrawal of the rating could have an adverse effect on the market price of the bonds.



APPENDIX B

Special Consideration Relating to California Municipal Obligations.

See Special Note prior to Appendix B.

Risk Factors

General Economic Conditions

The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services.

California's July 1, 1998 population of over 33.2 million represented over 13% of the total United States population. As of July 1, 1990 the population of 29,944,000 represented an increase of over 6 million persons, or 26%, during the decade of the 1980s.

California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the five-county Los Angeles area accounted for 49%, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.9 million.

From 1990-1993, the State suffered through a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and by a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994. The current economic expansion is marked by strong growth in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production; growth is also strong in other business services, both nonresidential and residential construction and local education.

In May 1998, the State Department of Finance projected that the California economy would continue to show robust growth through 1998, although at a slightly slower pace than in 1997. The Asian economic crisis which began in late 1997 was expected to have some dampening
effects on the State's economy.   However, during the summer of 1998,
the soaring trade deficit, continuing weakness in Asia, initial signs of economic weakness in Canada and Latin America, which have been California's largest trading partners, and the fall in stock prices worldwide all suggests that the May forecasts were too optimistic, particularly for 1999. Other impacts of the international situation may help California, such as the reduction in long-term interest rates.

The State: Fiscal Years Prior to 1998-99

The State's budget problems in the early 1990s were caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs (K-14 education, health, welfare and corrections) were increasing faster than the revenue base, driven by the State's rapid population growth. The pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and state welfare reform initiatives.

As a result of these factors and others, and especially because a severe recession between 1990-1994 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance.

Despite various remedial actions taken by the State, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year. For several years during the secession, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

1995-96 through 1997-98 Fiscal Years. The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996- 97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

On August 18, 1997, the Governor signed the 1997-98 Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on an education testing program.

The 1997-98 Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8% increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0% increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) was projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. As of January 9, 1998, the State Director of Finance estimated a reserve of $329 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which matured on June 30, 1998.




Federal Welfare Reform

Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

1998-99 Fiscal Year

When the governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

Pursuant to Article IV, Section 13(c) of the Constitution of the State of California, the State Legislature is required to adopt its budget for the upcoming fiscal year (July 1-June 30) by midnight of June 15th, and in the absence of which, the Legislature may not send to the Governor for consideration any bill appropriating funds for expenditure during the fiscal year for which the budget bill is to be enacted, except emergency bills or appropriations for the salaries and expenses of the Legislature. For the current fiscal year, as has been true since the late 1980s, the State legislature did not adhere to this deadline. Due to the Legislature's failure to comply with this constitutional requirement, the Howard Jarvis Taxpayers Association sought an injunction in a Los Angeles Superior Court to prohibit the State from making certain types of payments in the absence of an adopted budget. On July 21, 1998, a preliminary injunction was issued. Under the terms of the injunction order, until such time as the budget was adopted, the State was precluded from making any payments from the State treasury for Fiscal Year 1998-99 except for certain enumerated expenditures.

On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. However, before a final resolution of the legal issues raised by the plaintiff, a budget for Fiscal Year 1998-99 was passed by the Legislature on August 11, 1998, and the Governor signed it on August 21, 1998.

In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

The 1998-99 Budget Act is based on projected general fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections.

After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

The most significant feature of the 1998-99 Budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and countries, the bill provides for the general fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 Budget includes both temporary and permanent increases, in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

Other significant elements of the 1998-99 Budget Act are as follows:

1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

3. The 1998-99 Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in nine years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

5. Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the 1998-99 Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999 was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999 reserve is projected to be $1,159 million or $96 million below the level originally projected by the 1998-99 Budget Act. The reserve projected in the 1998-99 Budget Act was $1,255 million.

Subsequent Events

In November 1998, the State Legislature Analysts Office (the "LAO") issued a report that projected both a decrease in revenues and an increase in expenditures from the assumptions on which the 1998-99 Fiscal Year Budget is based, reducing the estimated year-end reserves to $331 million. The LAO further estimated a budget shortfall of $1 billion in Fiscal Year 1999- 2000 absent corrective actions.

On January 8, 1999, newly-elected Governor Davis released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimates general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposes expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projects a balance in the SFEU of $414.5 million on June 30, 2000.


Significant features of the Proposed Budget are as follows:

Proposition 98 funding for K-12 is proposed to be expanded to $42.8 billion, an increase of $2.8 billion over 1998-99. Proposition 98 per-pupil spending has increased to $5,944, which is $478 over the 1997-98 level. $444 million of the Proposition 98 funding will support a package of initiatives to significantly improve student academic achievement to be focused in three major areas: improving reading skills ($186 million), enhancing professional quality ($51.3 million) and increasing school accountability ($206.7 million).

 Funding for higher education increased by an average of 3.7 percent, with General Fund support increased by an average of $3.6 percent. The Proposed Budget provides the University of California with 119.2 million in new funding and the California State University system with $110.9 million. The Proposed Budget also includes an additional $10 million over the current $100 million allocation to community college districts, to improve higher education accountability for improvement of student outcomes.

The Proposed Budget incorporates a proposal to obtain federal waiver and federal funding for the current state-funded family planning program, titled Family Planning, Access, Care and Treatment (Family
PACT). The federal funding of approximately $122 million will reduce General Fund expenditures for Medi-Cal by a similar amount, $62 million of which savings will be used to assist in balancing the 1999-2000 budget.

The Proposed Budget recommends an increase in the State's buyout of county trial court costs in 1999-2000 by $48 million (still less than the $96 million originally authorized). This increase is due to the increase in the State's share of local court costs from approximately 30% a decade ago to 67% in 1998-99 and to an estimated 72% or $1.27 billion in the Proposed Budget for 1999-2000.

The Proposed Budget includes the following augmentations to address critical housing issues: $2.5 million of redevelopment funds for low-income housing preservation and creation; $2 million to provide farm worker housing grants; an increase of $1 million to expand (to a total of $2 million) the Self-Help Housing Program for families who build their own homes; $1 million for temporary housing for the homeless; $5 million to implement legislation to create housing for CalWORKs families transitioning from welfare to self-sufficiency; and $1 million to the Department of Mental Health to create a new program for supportive housing, specifically focused on CalWORKs special needs' populations. In addition, the Proposed Budget provides $14.6 million to open and operate the Veterans Home of California.

A total of $6.8 billion (a 3.3% increase over the revised 1998-99 budget amount) is proposed for various programs within the Youth and Adult Correctional Agency, the Department of Justice, Citizens' Option for Public Safety, Office of Criminal Justice Planning, Commission on Peace Officer Standards and Training, Office of the Inspector General and the California Highway Patrol. In addition, $8.6 million General Fund for 1998-99 and $5.7 million General Fund for 1999-2000 are included to reimburse local governments for costs related to the transport of inmates, the return of fugitives, and court costs and county charges primarily related to inmate hearings and trials.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two- thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implements a restructuring of the State's trial court funding system. In 1997-98, funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumes responsibility for future growth in trial court funding. This consolidation is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, county general fund contribution for court operations is reduced by $300 million, including $10.7 million to buy out the contribution of the 20 smallest counties, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the State's general fund backfilled the $362 million revenue loss to the Trial Court Trust Fund. In addition to this general fund backfill, a $50 million augmentation is included in the 1998 Budget Act for the trial courts to fund workload increase and high priority issues such as court security. In 1999-2000, county general fund contributions will be further reduced by an additional $92 million to buy out the next 17 smallest counties and reduce by ten percent the general fund contribution of the remaining 21 counties.

In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused by large investment losses in its pooled investment funds.

On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time, annual revenue to local government would be reduced by several hundred million dollars. Proposition 218 does not affect the State or its ability to levy or collect taxes.

On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties' claims. The issue is currently scheduled to be heard by the Commission on October 22, 1998. The fiscal impact to the State general fund if the Commission determines that the property tax shifts created a reimbursable state mandate could total approximately $8 billion for the 1996-97 ($2.5 billion), 1997-98 ($2.6 billion) and 1998-99 ($2.7 billion) property tax shifts. Ongoing costs to the State general fund would be approximately $2.7 billion annually.

Constitutional and Statutory Limitations; Recent Initiatives; Pending
Legislation

Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under
Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to
Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year
1991-92 to Fiscal Year 1993-94.

In 1992, a lawsuit was filed, call California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 Fiscal Years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

Opponents of Proposition 187 filed at least eight lawsuits (which were subsequently consolidated) challenging the constitutionality and validity of the measure. On March 18, 1998, a United States District Court judge entered a final judgment in the case, holding key portions of the measure unconstitutional and permanently enjoining the State from implementing those sections which would have required law enforcement, teachers and social services and health care workers to verify a person's immigration status and subsequently report illegal immigrants to authorities and deny them social services, health care and education benefits. An appeal by the State Attorney General was filed with the Ninth Circuit Court of Appeals on March 25, 1998 and is pending.

Litigation

The State is a party to numerous legal proceedings. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, challenges of transfer of monies from State Treasury Special fund accounts to the State's General fund pursuant to 1991, 1992, 1993 and 1994 Budget Acts. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

Ratings

During 1996, the ratings of California's general obligation bonds was upgraded by the following ratings agencies. Recently Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service. Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue of any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

The Manager believes the information summarized above describes some of the more significant aspects relating to the California Money Market portfolio. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Manager has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.




APPENDIX C

Special Considerations Relating to Florida Municipal Obligations.

See Special Note prior to Appendix B.

Risk Factors
General

Population. In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then and as of April 1, 1997, ranks fourth with an estimated population of 14.7 million. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 224,240 new residents a year from 1987 through 1996 with a low of 138,000 in 1992. Net migration in 1996 was 255,000. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 1.8%. Florida continues to be the fastest growing of the eleven largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1987, the prime working age population (18-44) has grown at an average annual rate of more than 2.0%. The share of Florida's total working age population (18-64) to total State population is approximately 60%. This share is not expected to change appreciably into the twenty-first century.

The State's personal income has been growing strongly the last several years and has generally out performed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is because Florida's population has been growing at a very strong pace and, since the early 70's,the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1992 to 1997, Florida's total nominal personal income grew by 36.6% and per capita income expanded approximately 25.9%. For the nation, total and per capita personal income increased by 30.2% and 24.1%, respectively.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

The State's per capita personal income in 1997 of $25,255 was slightly below national average of $25,598 and significantly ahead of that for the southeast United States, which was $23,014. Real personal income in the State is forecasted to increase 5.2% in 1997-98 and 3.7% in 1998-
99. Real personal income per capita in the State is projected to grow at 3.2% in 1997-98 and 1.8% in 1998-99. The Florida economy appears to be growing in line with, but stronger than, the U.S. economy and is expected to experience steady if unspectacular growth over the next couple of years.

Since 1991, the State's population has increased an estimated 11.5%. In that same period, Florida's total non-farm employment has grown approximately 27.5%. Since 1991, the job creation rate in the State is more than twice that of the nation as a whole. Contributing to this is the State's rapid rate of growth in employment and income in international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction related manufacturing, and resource based manufacturing, which have declined as a proportion of total State employment, and more dependent on employment related to trade and services. The State's service sector employment is nearly 87% of total non-farm employment service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value- added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. In the 1990's, the trend was reversed, until 1995 and 1996, when the State's unemployment rate again tracked below the nation's. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together the "Organization") the State's unemployment rate was 4.8% during 1997 while the national average was 4.9%. As of October 1997, the Organization estimates that the unemployment rate will be 4.8% in 1998-99.

  The State's economy is expected to grow at a moderate rate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to grow at an increase of 3.9% in 1997-98 and 2.6% in 1998-99. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 4.8% in 1997-98, while growing 4.1% in 1998- 99. Trade is expected to expand 3.7% in 1998 and 2.3% in 1999. The service sector is now the State's largest employment category.

Construction

The State's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was just about 7.5%, and in 1997, the share had edged downward to 5.7%. This trend is expected to continue as the State's economy continues to diversify Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for about 9.2% of total U.S. housing starts in 1997 while the State's population is 5.5% of the U.S. total population. Florida's housing starts in 1997 were 132,813.

A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to slow somewhat as the number of people moving into the State is expected to average 257,000 a year throughout the 1990's. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida in the next few years. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deduction for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes and buildings also contribute to the level of construction in the State.

Single and multi-family housing starts in 1998-99 are projected to reach a combined level of 127,400 decreasing slightly to 125,800 next year. Total construction expenditures are forecasted to increase 0.8% this year and increase 1.8% next year.

Tourism

Tourism is one of the State's most important industries. Approximately 47 million tourists visited the State in 1997, as reported by the Florida Department of Commerce. In terms of business activities and State tax revenues, tourists in Florida in 1996 represented an estimated 4.8 million additional residents. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to increase by 2.6% this fiscal year and 1.7% next fiscal year. Tourist arrivals to Florida by air are expected to increase by 4.1% this year and increase by 3.9% next year, while arrivals by car are expected to increase by 0.8% this year and decrease 1.0% next year. By the end of the State's current fiscal year, 49.7 million domestic and international tourists are expected to have visited the State. In 1999-00, tourist arrivals should approximate 50.6 million.

Revenues and Expenses

Estimated fiscal year 1997-98 General Reserve plus Working Capital and Budget Stabilization funds available to the State total $18,621.8 million, an 11.2% increase over 1996-97. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $16,877.6 million of that is Estimated Revenues which represents an increase of 7.2% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $17,207.0 million, unencumbered reserves at the end of 1997- 98 are estimated at $1,414.8 million. Estimated, fiscal year 1998-99 General Reserve plus Working Capital and Budget Stabilization funds available total $19,113.2 million, a 2.6% increase over 1997-98. The $17,481.7 million in Estimated Revenues represents an increase of 3.6% over the previous year's Estimated Revenues.

In fiscal year 1996-97, approximately 67% of the State's total direct revenue to its three operating funds were derived from State taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and tax, corporate income tax, intangible personal property tax, beverage tax and estate tax amounted to 68%, 8%, 4%, 3% and 3%, respectively, of total General Revenue Funds available during fiscal 1996-97. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 53%, 26% and 14%, respectively, of total expenditures from the General Revenue Fund.

  The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1997, sales and use tax recipients (exclusive of the tax on gasoline and special fuels) totalled $12,089 million, an increase of 5.5% over fiscal year 1995-96.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $447.2 million in the fiscal year ending June 30, 1997. Ninety-eight percent of the revenues collected from this tax are deposited into the State's General Revenue Fund.

The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1997, receipts from this source were $1,362.3 million, an increase of 17.2% from fiscal year 1995-96.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $844.2 million during fiscal year 1996-97, an 8.9% increase from the previous fiscal year. For fiscal year 1996-97, 62.63% of these taxes were deposited to the General Revenue Fund.

The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1996-97, this amounted to $575.7 million, an increase of 6.0% over the previous fiscal year.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils (a mil is $1,000 of tax per $1,000,000 of property value). Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1996-97, total intangible personal property tax collections were $952.4 million, a 6.3% increase from the prior year. Of the net tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1997, receipts from this source were $546.9 million, an increase of 30% from fiscal year 1995-96.

  The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for the costs of administering the lottery. Fiscal year 1996-97 lottery ticket sales totaled $2.09 billion, providing education with approximately $792.3 million.

Debt-Balanced Budget Requirement

At the end of fiscal 1997, approximately $7.89 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1997, the State issued about $799.9 million in principal amount of full faith and credit bonds.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation

Currently under litigation are several issues relating to State actions or State taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

The State maintains a bond rating of Aa, AA, and AA from Moody's Investors Service, Standard & Poors Corporation, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Florida Portfolio will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Manager has not independently verified this information, the Manager has no reason to believe that the information is not correct in all material respects.


APPENDIX D

See special note prior to Appendix B.

Special Considerations Relating to Georgia Municipal Obligations.

Appropriations and Debt Limitations

	Article III, Section IX, Paragraph IV(b) of the Constitution of the State of Georgia (the "Constitution") provides:

The General Assembly shall not appropriate funds for any given fiscal year which, in aggregate, exceed a sum equal to the amount of unappropriated surplus expected to have accrued in the state treasury at the beginning of the fiscal year together with an amount not greater than the total treasury receipts from existing revenue sources anticipated to be collected in the fiscal year, less refunds, as estimated in the budget report and amendments thereto. Supplement appropriations, if any, shall be made in the manner provided in Paragraph V of this section of the Constitution; but in no event shall a supplementary appropriations Act continue in force and effect beyond the expiration of the general appropriations Act in effect when such supplementary appropriations Act was adopted and approved.

	Article VII, Section W, Paragraph f(c), (d), (e) and (f) of the Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multi-jurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in said subparagraph (f) of Paragraph 1, Section IV, Article VII of the Constitution. Article VII, Section IV, Paragraph II(b)-(e) of the Constitution further provides that:

"(b) 	No debt may be incurred under subparagraphs (c), (d),
and (e) of Paragraph I of this section or Paragraph V of this section at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the state under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph l(a) of the Constitution of 1976 are applicable, exceed 10 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

(c)	No debt may be incurred under subparagraphs (c) and
(d) of Paragraph I of this section at any time when the term of the debt is in excess of 25 years.

 (d)	No guaranteed revenue debt may be incurred to finance
water or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the state for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities or systems exceed 1 percent of the total revenue receipts less refunds, of the state treasury in the fiscal year immediately preceding the year in which any debt is to be incurred.

 (e)	The aggregate amount of guaranteed revenue debt
incurred to make loans for educational purposes that may be outstanding at any time shall not exceed $18 million, and the aggregate amount of guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time shall not exceed $72 million."

	In addition, Article VII, Section IV, Paragraph IV of the
Constitution provides:

"The state, and all state institutions, departments and agencies of the state are prohibited from entering into any contract except contracts pertaining to guaranteed revenue debt with any public agency, public corporation, authority, or similar entity if such contract is intended to constitute security for bonds or other obligations issued by any such public agency, public corporation, or authority and, in the event any contract between the state, or any state institution, department or agency of the state and any public agency, public corporation, authority or similar entity, or any revenues from any such contract, is pledged or assigned as security for the repayment of bonds or other obligations, then and in either such event, the appropriation or expenditure of any funds of the state for the payment of obligations under any such contract shall likewise be prohibited."

	Article VII, Section IV, Paragraph l(b) of the Constitution provides that the State may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred shall be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under the provisions of this subparagraph (b) if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury." No such debt has been incurred under this provision since its inception.

	Virtually all debt obligations represented by bonds issued by the State of Georgia, counties, or municipalities or other public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.


Revenue

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor, and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

Tax revenue growth for fiscal 1998 was 5.4% inclusive of a planned reduction in the sales tax on food. The 4% tax on food was reduced to 2% in October 1996, 1% in October 1997, and was eliminated in October 1998. The full annual cost of the tax cut is estimated at about $500 million.

Personal income tax law changes enacted by the Legislature increased exemptions and deductions that can be claimed on 1998 (and future) tax returns. These changes will result in a loss of $205 million in income tax revenue for the State in FY 1999, but will not necessitate the draw-down of any of the State's fully funded reserve funds. The Revenue Shortfall Reserve, funded at $351.5 million, has been steadily rebuilt since the recession of the early 1990's when it was drawn down to zero.

Fiscal 1999 revenues are budgeted to grow by 6.8%, based on budgeted fiscal 1998 revenues. However, since actual fiscal 1998 revenues exceeded estimates, the growth rate needed to achieve the fiscal 1999 target is more modest than when the budget was enacted. Based on current estimates, revenue growth in the 4.5% range should be sufficient to meet the budgeted levels for fiscal 1999, a very conservative and achievable level given recent trends of revenue growth.

The state's strong revenue performance reflects underlying economic strength. Job growth, sixth in the nation 1992-97, has been mainly centered in business and health services. Of the jobs created in the State since 1990, approximately 80% are attributable to employment in services and wholesale and retail trade. While the State's employment growth in manufacturing was minimal, it nonetheless outperformed the U.S. which experienced declines in this sector.

Total non-farm employment grew 5.6% over the two-year period for fiscal 1996 and 1997, with growth moderating in fiscal 1997 to 1.7% after the Olympics build-up. Most of the state's employment growth is centered in the metro-Atlanta area which accounted for about 70% of the job growth. As of July 1998, the state's unemployment rate was 4.4%.

Strong population growth and in-migration continue to fuel employment growth and are expected to continue to provide a source of low-cost, skilled labor for state economic growth. In 1997, Georgia ranked third in the U.S. in net in-migration. The state's economy is expected to continue to be a strong performer based on the state's low cost of doing business, availability of land and water, and its central location.

No longer agriculturally dependent, Georgia's economy is based on manufacturing (textiles, food products, paper products, electronic equipment, and aircraft), trade, and a growing service sector. Atlanta, with an increasingly service-oriented economy, is a trade, service, and transportation center for the southeast region and the focus of economic growth in the state. In most other Georgia cities, manufacturing predominates.

The state is well within the constitutional debt limit which restricts general obligation debt service from exceeding 10% of treasury receipts. The state calculates that maximum annual debt service would be about 5.08% of fiscal 1998 treasury receipts.

The state Debt Management Advisory Committee appointed by the governor recently updated is recommendations for additional debt issuance through fiscal 2001. The Committee's recommendations are based on maintaining "affordable" debt rations of outstanding debt not to exceed 2.7% of personal income or maximum annual debt service to be less than 5.0% of prior year's general fund revenues. Based upon reasonable projections of revenue and economic growth, the Committee estimates that debt issuance of $700 million in fiscal 2000 and $500 million in fiscal 2001, would be enable the state to remain within the targeted ratio amounts. State debt issuance has been below these levels in recent years and is expected remain within "affordable" amounts.

Net proceeds of the state lottery, approved by the voters in November 1992, have continued to surpass expectations. Net lottery proceeds grew by 8.5% in 1996, to $558 million. In 1997, the State enjoyed continued growth as net proceeds totaled $594 million. The State has set aside reserves of 10% of lottery proceeds as a revenue reserve and an additional amount as a scholarship shortfall reserve.

The State moved to GAAP reporting beginning in fiscal 1991, but its transition to GAAP based accounting continues to be very slow. As was the case in previous comprehensive annual financial reports (CAFR) was issued with several qualifications. The State lags among Aaa credits in establishing independent GAAP-based accounting and auditing systems.

Audited results for fiscal 1997 show a continuation of the State's strong financial condition, recording a GAAP surplus of $776.0 million in additional $333.9 million Revenue Shortfall Reserve, $111.3 million Midyear Adjustment Reserve, and $226.1 million in the Lottery Reserve.

Legal Matters

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits could have a significant impact on the State's financial position.

Ratings

The 1998C and 1998D series of Georgia general obligations bonds are rated Aaa, AAA, and AAA by Moody's, S&P, and Fitch IBCA, Inc., respectively. While these ratings and some of the information presented above indicate that the State has been in satisfactory economic health there can be no assurance that there will not be a decline in economic conditions or that particular Georgia municipal obligations will not be adversely affected by any such changes.


APPENDIX E

See Special Note prior to Appendix B.

Special Considerations Relating to New York Municipal Obligations.

Economic Trends

Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York State and its Authorities

The State Financial Plan for the 1998-1999 fiscal year projects balance on a cash basis for the 1998-1999 fiscal year, as modified on July 30, 1998, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of unspecified efficiency actions, the receipt of funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000- 2001 fiscal year of $3.72 billion, assuming implementation of unspecified efficiency initiatives and other actions in the 2000-2001 fiscal year.

  The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of State agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

The Legislature passed a State budget for the 1998-1999 fiscal year on April 18, 1998, and on April 26, 1998 the Governor vetoed certain of the increased spending in the State budget passed by the Legislature. The Legislature did not override any of the Governor's vetoes. The State Financial Plan for the 1998-1999 fiscal year, as modified on July 30, 1998, projects balance on a cash basis for the 1998-1999 fiscal year, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of $600 million of unspecified efficiency actions, the receipt of $250 million in funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of $800 million of unspecified efficiency initiatives in the 2000-2001 fiscal year and $250 million in funds from the tobacco settlement. The State Financial Plan for the 1998-1999 fiscal year includes multi-year tax reductions and significant increases in spending which will affect the 2000-2001 fiscal year. The various elements of the State and local tax and assessment reductions enacted during the last several fiscal years will reduce projected revenues by more than $4 billion in the 2002-2003 fiscal year as measured from the current 1998-1999 base.

On July 23, 1998, the New York State Comptroller issued a report which noted, that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

Standard & Poor's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.

New York City

The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

  For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap- closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 1999 fiscal year, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

  The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

  The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

  For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

  On November 18, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 1998 (the "June Financial Plan"). The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by $200 million in the 1999 fiscal year and approximately $80 million in each of fiscal years 2000 through 2002.

Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $288 million and $8 million in fiscal years 1999 and 2000, respectively, and a decrease in projected tax revenues of $23 million and $66 million in fiscal years 2001 and 2002, respectively; (ii) an increase in planned expenditures for health insurance of approximately $60 million in each of fiscal years 1999 through 2002; (iii) a decrease in projected pension expenditures due to higher than planned increases in the value of the assets of the retirement systems of $67 million, $171 million, $264 million and $372 million in the fiscal years 1999 through 2002, respectively; (iv) other agency spending increases of $76 million, $101 million, $78 million, and $70 million in fiscal years 1999 through 2002, respectively; and
(v) an increase in agency expenditures of $227 million, $295 million, $295 million and $294 million in fiscal years 1999 through 2002, respectively, due to a reduction in the agency gap closing program.

The 1999-2002 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $429 million, $604 million and $606 million in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

In January, the Mayor is expected to publish a Modification (the "January Modification") to the Financial Plan for the City's 1999 through 2003 fiscal years and a preliminary budget for the City's fiscal year 2000. The January Modification will include changes since the Financial Plan and the City's program to address the currently forecast $2.2 billion gap in fiscal year 2000. As in prior years, the City's gap-closing program could include a program to substantially reduce projected agency spending and City proposals for increased Federal and State aid and other non-tax revenues.

The 1998 modification of the City's financial plan and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Accounts for the 1998 and 1999 fiscal years, respectively, In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City-funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive budget. The changes reflected in the City Council's adopted budget would increase the gaps forecast between revenues and expenditures in the future years of the Financial Plan.

On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 are expected to be mailed in the near future by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment.

On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligations bonds A3, A- and A-, respectively.

Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1998-1999 Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.


APPENDIX F

See special note prior to Appendix B.

Special Considerations Relating to Pennsylvania Municipal Obligations.

General

Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the Northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $2.6 billion in crop and lives stock products annually. Agribusiness and food-related industries support $9 billion in economic activity annually, Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and man-made and natural lakes.

Human resources are plentiful in Pennsylvania. The work force is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent residing the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, 12.06 million people in 1996, according to the U.S. Bureau of the Census, represents a slight increase from the 1987 population of 11.81 million. A high proportion (15.9 percent) of Pennsylvania's population is comprised of persons 65 and over.

Manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9 percent of 1995 non-agricultural employment and 17.5 percent as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1991, the services sector accounted for 28.6 percent of all non-agricultural employment while the trade sector accounted for
22.8 percent.

In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic region's average, but slightly higher than that of the nation. As of January, 1997 the seasonally adjusted unemployment rate for the Commonwealth was 4.7 percent, compared to 5.4 percent for the United States.

The Commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania - e.g., coal, steel and railroad - have declined with increasing competition for foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania/s economy.

Budgetary Process

All funds received by the Commonwealth are subject by statute to appropriation in specific amounts by the General Assembly or by executive authorizations by the Governor. The Governor's budget encompasses both annual appropriations and executive authorizations.

The Constitution mandates that total operating budget appropriations made by the General Assembly may not exceed the sum of (a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year. The Constitution further specifies that a surplus of operating funds at the end of the fiscal year shall be appropriated. That is, if funds remain from the end of a fiscal year they must be appropriated for the ensuing year. Also, if a deficit occurs at year-end, funds must be provided for such a deficit.

Pursuant to the Administrative Code, the revenue estimates used in the budget are determined by the executive branch. In practice, the revenue estimates used to balance the operating budget consist of the appropriate fund's available surplus and its estimated cash receipts for the fiscal year as well as net accruals. Lapses estimated to occur during the year or at year-end are not included; lapses are not available for appropriation until they occur.

Under Pennsylvania's budgetary process, a deficit can occur if revenues are less than those estimated in the budget and the shortfall is not offset by any unappropriated surplus or by lapses during or at the end of the year or by legislative action to increase revenues or reduce appropriation.

Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balanced budgets with a combination of tax increases and expenditure restraints.

To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental cooperation Authority ("PICA"), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls , to eliminate projected deficits and to fund capital spending. PICA has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the city. However, its power to issue bonds for most purposes expired on December 31, 1994 and its power to issue bonds to finance cash flow deficits expired on December 31, 1996. PICA's authority to refund existing debt will not expire. PICA had approximately $1.1 billion in special revenue bonds outstanding as of June 30, 1997.


Bond Ratings

The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, compares slightly unfavorably. During most of the last two decades, Pennsylvania's general obligation bonds have been rated just below this average by both rating agencies. Nonetheless, during this period Pennsylvania's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. Recently, the State's ratings were upgraded by both Moody's Investors Service and by Standard & Poor's. The State now has ratings of "Aa3"/"AA".

Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government. Tax-supported debt is only slightly above average state levels on a per capita basis and as a percent of state personal income. Over the past two decades, this debt burden has improved considerably in Pennsylvania, and debt continues to be rapidly retired, while state borrowing plans are modest.

Revenues and Expenses

The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period. Total revenues during the same period increased at a 4.7% average rate. Intergovernmental revenue recorded the largest percentage gain during this period, averaging 8.1% (due, in part, to an accounting change). Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by and average 13.8% annual increase for protection of persons and property program costs. This high rate of increase reflects the costs to acquire, staff, and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs expanded an average 5.4% annually during this period, the second largest rate of increase for program categories.

Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represent 3.7% of fiscal 1998 revenues.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

Finances are now stable and healthy, and the State has a comfortable accumulated surplus. Due to this improvement, cash flow borrowing has been substantially reduced. Tax revenue is coming in above forecasted levels.

The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The estimate was reduced by 1.1 million in November 1998 due to passage of tax legislation. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing, and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998.

On February 2, 1999, Pennsylvania Governor Ridge presented a proposed $18.6 billion General Fund budget which includes, among other things, proposed tax reductions (relating principally to business taxes) totalling an estimated $273 million.

Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education, and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 1997 increased at an annual rate of 0.76%. This compares to a 0.17% rate for the Middle Atlantic region and a 1.69% rate for the United States as a whole during the period 1988 through 1997. For the five years ended with 1997, employment in the Commonwealth has increased 5.4%. The growth in employment during this period is higher than the 4.8% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for October 1998 stood at a seasonably adjusted rate of 4.7%. The seasonably adjusted national unemployment rate for October 1998 was 4.6%.

There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

The risk factors in Pennsylvania's credit quality may be summarized as slow growth, an aging population, average income, and a continuing challenge to maintain balanced budgets. In addition, a number of local governments in the Commonwealth, most notably Philadelphia, face continuing fiscal stress, and were unable to address serious economic, social and healthcare problems within revenue constraints. Philadelphia's credit prospects have recently significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term.

APPENDIX G

Special Considerations Relating to Massachusetts Municipal Obligations

See Special Note prior to Appendix B

The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the recent past undergone serious financial difficulties which have adversely affected their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the Massachusetts Municipal Securities held by the fund. The information summarized below describes some of the more significant factors that could affect the fund or the ability of the obligors to pay debt service on certain of these securities. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public officials. The Fund has not independently verified any of the information contained in such statements and documents, but the fund is not aware of facts which would render such information inaccurate.

Economic Climate

The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to 70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. In 1997, the population of Massachusetts was approximately 6,118,000.

Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $29,792 in 1996, as compared to the national average of $24,426. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

The Massachusetts service sector, which constituted 35.6 percent of the total non-agricultural work force in February 1998, is the largest sector in the Massachusetts economy. Government employment represents
13.2 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Since 1994, total employment levels in Massachusetts have increased at yearly rates greater than 2.0 percent. In 1997, employment levels in every industry increased, including manufacturing employment, which had declined in every year since 1983. The most rapid growth in 1997 came in the construction sector and the services sector, which grew at rates of 6.7 percent and 4.1 percent, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 2.7 percent in 1997.

Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation. Between 1989 and 1992, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. In the first three quarters of 1996, the gross state product for Massachusetts grew at a rate of 2.9 percent, approximately the same rate as the national average. Massachusetts' unemployment rate averaged 8.6 percent in 1992,
6.9 percent in 1993, 6.0 percent in 1994, 5.4 percent in 1995, 4.3 percent in 1996 and 4.0 percent in 1997.

The unemployment rate in Massachusetts has fallen almost consistently since the peak of 9.6% in mid 1991, and has remained at or below that of the nation for the past three years. Monthly unemployment in Massachusetts in Fiscal Year 1997 averaged a low 4.0% as compared to a national rate of 5.2%. Unemployment is projected at 3.7% through Fiscal Year 1998 and to remain steady at 3.7% to 3.9% annually through calendar year 2000.

Growth in personal income is expected to decline from the Fiscal Year 1997 rate of about 6.0% to approximately 5.7% in Fiscal 1998. It is expected to fall further in Fiscal Year 1999 to 4.3% from 4.5%, and to remain at that rate through the following few years. However, the rate of inflation (as measured by consumer prices), at least in metropolitan Boston, should continue to outpace that of the nation by approximately 0.5%. The risks for Massachusetts include a continued shortage of skilled labor, low net population growth, which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1993, Fiscal Year 1994, Fiscal Year 1995, Fiscal Year 1996 and Fiscal Year 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.183 billion and $1.276 billion, respectively, and are projected to be $1.224 billion for Fiscal Year 1998. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

Also, Wall Street demonstrated its confidence in the Commonwealth's fiscal policies by again raising the bond rating for Massachusetts.
The long-term debt service obligations are projected to decrease by 2 percent, or $26.24 million, from Fiscal Year 1997. Short-term debt service obligations are expected to increase to approximately $49 million in Fiscal Year 1999, as Central Artery/Tunnel Project cash flow requirements begin to outpace the inflow of federal and other third-party revenues. The Commonwealth will fund this interim cash shortfall with Grant Anticipation Notes to be repaid as federal reimbursements are received and Bond Anticipation Notes on third-party financing.

In Fiscal Year 1998, legislation was approved to construct a new convention center in Boston and to expand existing facilities in Worcester and Springfield. The projects will be financed with increases in certain taxes on hotels and vehicle rentals, and the dedication of state taxes on new businesses in Boston's Convention Center Finance District. These new revenue sources will be sufficient to pay the interest on the general obligation notes that will be sold to finance construction. The notes will be permanently financed with special obligation revenue bonds when construction of the new facility is completed, which is scheduled for 2002.

Fiscal 1999

The House of Representatives approved its version of the fiscal 1999 budget on May 7, 1998, and the Senate approved its version on June 3, 1998. After passage of two interim, partial budgets to provide for expenditures during the first 30 days of the fiscal year, the legislative conference committee appointed to reconcile the two versions of the fiscal 1999 budget released its report on July 20, 1998, and the budget was enacted by the Legislature on the same day. Acting Governor Cellucci approved it on July 30, 1998. The Governor vetoed or reduced appropriations totaling approximately $100.9 million. On July 31, 1998 the Legislature overrode several of these vetoes, restoring approximately $63.1 million of appropriations. After accounting for the value of vetoes and subsequent overrides, the budget provides for total appropriations of approximately $19.5 billion.

The fiscal 1999 appropriation for pension funding is approximately $965.3 million. This amount is consistent with the amount requested by the Acting Governor, but is approximately $93.9 million less than the amount required by the most recently approved pension funding schedule. The small appropriation is based on the assumption that a revised funding schedule will require reduced funding because of the 1997 change in law eliminating Commonwealth responsibility for funding cost-of-living adjustments incurred by local pension systems. A revised funding schedule has not yet been submitted to the Legislature.

The fiscal 1999 budget is based on a consensus tax revenue forecast of $14.4 billion, as agreed by both houses of the Legislature in May. The tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal 1999, had the effect of reducing the consensus forecast to $13.41 billion. Tax collections in July 1998 totaled $895.5 million, an increase of $96.4 million, or 12.1%, over July 1997. On August 19, 1998 the Executive Office for Administration and Finance raised the fiscal 1999 tax estimate by $200 million to $13.61 billion. This estimate does not reflect the Acting Governor's recommendation of an additional $287.5 million tax reduction pursuant to legislation he filed on August 10, 1998.

Fiscal 1998

Preliminary results indicate that tax collections for fiscal 1998 totaled approximately $14.026 billion, an increase of $1.161 billion or 9.0%, over fiscal 1997, and approximately $326 million higher than the final estimate for the year made by the Executive Office for Administration and Finance. On May 5, 1998 the estimate for the year was raised from $13.154 billion to $13.3 billion, and on June 10, 1998 it was raised to $13.7 billion. Projected total fiscal 1998 expenditures are $18.887 billion, including approximately $123 million in anticipated additional fiscal 1998 supplemental appropriations. Among the anticipated appropriations are $46.1 million for Medicaid and $8 million for environmental remediation of certain underground storage tanks in the Commonwealth. If such remediation efforts are not underway by December 23, 1998, the Commonwealth may be liable for substantial penalties imposed by the federal Environmental Protection Agency.

The Legislature has enacted several bills providing for disposition of the fiscal 1998 surplus, but it has not completed action on final fiscal 1998 appropriations. The final fiscal 1998 supplemental appropriation bill or bills are expected to authorize certain additional post-fiscal 1998 spending to be charged to fiscal 1998. Acting Governor Cellucci has also filed a bill calling for a one-time tax cut of $287.5 million to be charged to fiscal 1998.

Medicaid

Although the Commonwealth has undertaken a number of successful Medicaid savings and cost control initiatives in the last five years, the Commonwealth has also expanded the income eligibility ceiling for the Medicaid program from 100% to 133% of the federal poverty level.
In fiscal 1998, due to changes in state law and in the state's federal waiver, the Medicaid program enrolled more than 150,000 new members. The original appropriations for this expansion, based on census data that was several years old, were estimated to fund services for 83,000 new members. As a result of this higher than expected enrollment, the Acting Governor has filed a request for supplemental appropriations of $46.1 million for the health care expansion portion of the Medicaid program. The requested appropriations were expected to bring fiscal 1998 Medicaid spending to approximately $3.652 billion, an increase of 5.7% over fiscal 1997. Traditional Medicaid spending has remained within the appropriated spending amounts and expected population growth projections.

Fiscal 1998 Year-End Surplus

Legislation approved by the Acting Governor on July 21, 1998 increased the ceiling, effective June 30, 1998, on the amount that can be maintained in the Stabilization Fund from 5% to 7.5% of budgeted revenues. Based on current estimates of fiscal 1998 results, this change increased the statutory ceiling from approximately $984.8 million to approximately $1.477 billion. The current projected fiscal 1998 ending balance in the Stabilization Fund is $972.2 million, assuming enactment of additional tax cuts aggregating $287.5 million as proposed by the Acting Governor.

The fiscal 1999 budget approved by the Acting Governor on July 30, 1998 contains a provision calling for the Comptroller to transfer $162.5 million, as of June 30, 1998, from the General Fund to a newly established Tax Exemption Escrow Trust Fund. By June 30, 1999 the Comptroller is to transfer $162.5 million plus interest from the new fund back to the General Fund. The effect of this provision is to charge to fiscal 1998 the approximate cost allocable to fiscal 1998 of the retroactive income tax reductions approved by the Acting Governor on July 21, 1998.

On August 5, 1998, the Acting Governor approved legislation establishing a new Brownfields Revitalization Fund and providing for the transfer of $45 million to that fund, to be used through fiscal year 2001 to fund a $15 million access-to-capital program to be administered by the Massachusetts Office of Business Development and a $30 million Brownfields Redevelopment Fund to be administered by the Massachusetts Development Finance Agency. The legislation also contains an additional $12 million in fiscal 1998 appropriations, which are made available through fiscal 2001, to fund Brownfields-related costs of the Attorney General and the Department of Environmental Protection.

On August 10, 1998 the Acting Governor approved legislation establishing a $60 million Teacher Quality Endowment Fund. Earnings from the investment of moneys credited to the new fund are to be used by the Commissioner of Education to pay signing bonuses to incoming teachers and salary bonuses to existing teachers under a new master teacher corps program. The corpus of the fund is to be left intact. The legislation also provided for the transfer from the General Fund of $200 million to the Tax Reduction Fund (to be applied to a temporary increase in the personal exemptions applicable to 1998 income taxes) and $150 million to the Stabilization Fund (in addition to any other transfer required by state finance law). In addition, the legislation authorized approximately $62.9 million in additional revenues from the state lottery to be distributed to cities and towns on account of fiscal 1998.

Also on August 10, 1998, the Acting Governor gave his partial approval to legislation providing for a variety of capital appropriations to be charged to fiscal 1998. The bill enacted by the Legislature called for the transfer of approximately $272.4 million from the General Fund and approximately $106.9 million from the Highway Fund to a Capital Improvement and Investment Trust Fund to finance various specified capital expenditures through fiscal 2000. The Acting Governor vetoed many of the proposed capital expenditures, reducing the amount of the General Fund transfer to approximately $96.2 million and the amount of the Highway Fund transfer to $93 million. The Acting Governor filed legislation on the same day calling for an additional $287.5 million to be transferred to the Tax Reduction Fund. That bill has been referred to the House Committee on Ways and Means. Under existing law, the effect of the vetoes is to increase the amount of the fiscal 1998 surplus that will be credited to the Stabilization Fund and the Capital Projects Fund.

On August 12, 1998, the Acting Governor approved a fiscal 1998 supplemental appropriations bill providing for approximately $70.9 million in fiscal 1998 appropriations to be made available in fiscal 1999 to fund various collective bargaining agreements.

In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i)
2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 1998, approximately 20.6% of Massachusetts' budget is estimated to be allocated to Local Aid. Direct Local Aid increased from $2.359 billion in fiscal year 1992 to $2.547 billion in fiscal year 1993, to $2.727 billion in fiscal year 1994 and to $2.976 billion in fiscal year 1995. Fiscal year 1996 expenditures for direct Local Aid were $3.246 billion, a 9.1% increase over 1995. It is estimated that fiscal year 1997 expenditures for Local Aid will be $3.534 billion, which will be an increase of approximately 8.9% above the fiscal year 1996 level. In addition to direct Local Aid, Massachusetts provides substantial indirect aid to local governments.

In November 1990, voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40% of collection from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds. The Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal year 1989. Distributions in excess of fiscal year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formulas would have called for a substantial increase in direct Local Aid in fiscal year 1992, and would call for such an increase in fiscal year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and appropriations for Local Aid in fiscal years 1992 through 1998 have not met the levels set forth in the initiative law.

During Fiscal Years 1993, 1994, 1995, 1996 and 1997 Medicaid expenditures of the Commonwealth were $3.151 billion, $3.313 billion, $3.898 billion, $3.416 billion and $3.456 billion, respectively. The average annual growth rate from Fiscal Year 1993 to Fiscal Year 1997 was 2.3 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 1998 Medicaid expenditures will be approximately $3.620 billion, an increase of 4.7% from fiscal 1997.

The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed a substantial reduction in the Medicaid growth rate in expenditures over the last six years. From fiscal 1993 through fiscal 1997, per capita costs grew on average less than 0.6% annually. The total Medicaid caseload for fiscal 1997 was approximately 676,323 (approximately 11.1% of the most recently estimated population of the Commonwealth), as compared to approximately 630,902 in fiscal 1993.

Litigation

There are pending in courts within the Commonwealth various suits in which the Commonwealth is a defendant. In the opinion of the Attorney General, as of September 2, 1998, no litigation was pending or, to his knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. Listed below are certain litigation affecting the Commonwealth.

In Massachusetts Wholesalers of Malt Beverages v. Commonwealth, associations of bottlers challenged as an unconstitutional taking the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. In August 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts. In February 1996, the Commonwealth settled all remaining issues with one group of plaintiffs. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. The Legislature has appropriated approximately $8 million to implement the terms of the settlement with the remaining group of plaintiffs.

Year 2000

In June 1997, the Executive Office for Administration and Finance established a Year 2000 Program Management Office within its Information Technology Division. The purpose of the office is to ensure accurate monitoring of the Commonwealth's progress in achieving year 2000 compliance, i.e., remediating or replacing and redeploying affected systems, as well as to identify risk areas and risk mitigation activities and serve as a resource for all state agencies and departments.

Legislation approved by the Acting Governor on August 10, 1998 appropriated $20.4 million for expenditure by the Information Technology Division to achieve year 2000 compliance for the six Executive Offices and other departments that report directly to the Governor. This amount, together with previously appropriated amounts and expenditures at the departmental level from existing funds, is anticipated to be sufficient to meet most of the remediation efforts for such Executive Offices and departments. The Secretary of Administration and Finance is to report quarterly to the Legislature on the progress being made to address the year 2000 compliance efforts, and to assess the sufficiency of funding levels.